UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 4, 2005
                                                --------------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Illinois                     0-1349                   04-1864170
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(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)

           225 Windsor Drive, Itasca, IL                          60143
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      (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code       (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Appointment of Principal Officer

On January 4, 2005, Enesco Group, Inc. issued a press release announcing the appointment of Paula Manley, effective January 24, 2005, as its Chief Financial Officer. Ms. Manley is the former Chief Financial Officer of Follett Higher Education Group, an outsource provider of college bookstores with annual revenues of approximately $1.5 billion.

The press release is attached as Exhibit 99. Enesco does not intend for Exhibit 99 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Enesco Group, Inc.

                                                              (Registrant)



Date:  January 5, 2005                       By: /s/ Cynthia Passmore-McLaughlin
     -------------------                         -------------------------------
                                                 Cynthia Passmore-McLaughlin
                                                 President


                                  EXHIBIT INDEX


Exhibit No.    Description

   99 Enesco Press Release dated January 4, 2005 announcing the appointment of Paula Manley as its Chief Financial Officer effective January 24, 2005.